SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 13, 1998





                          FIRST COLORADO BANCORP, INC.
             -------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       Colorado                       0-27126             84-1320788
----------------------------       --------------        --------------
(State or other jurisdiction       (SEC File No.)        (IRS Employer
     of incorporation)                                   Identification
                                                            Number)


215 South Wadsworth Boulevard, Lakewood, Colorado           80226
-------------------------------------------------        -----------
(Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code: 303-232-2121
                                                    ------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
         ------------

         The Registrant announced that its stockholders approved a reorganization and merger agreement by and among First Colorado Bancorp, Inc., Commercial Federal Corporation, First Federal Bank of Colorado, and Commercial Federal Bank.

         A copy of a press release issued July 13, 1998 by the Registrant is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------


Exhibit 99.1 -- Press release  concerning  stockholder  approval  dated July 13,
------------    1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    FIRST COLORADO BANCORP, INC.



Date:  July 21, 1998                   By:   /s/ Brian L. Johnson
                                          --------------------------------------
                                          Brian L. Johnson
                                          Executive Vice President and Treasurer